UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSRS
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-02851
Van Kampen High Yield Fund

(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York	10036

(Address of principal executive offices)	(Zip code)
Edward C. Wood III
522 Fifth Avenue, New York, New York 10036

(Name and address of agent for service)
Registrant’s telephone number, including area code: 212-762-4000
Date of fiscal year end: 8/31
Date of reporting period: 2/29/09

Item 1. Reports to Shareholders.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Welcome, Shareholder

In this report, you’ll learn about how your investment in Van Kampen High Yield Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund’s financial statements and a list of fund investments as of February 28, 2009.

This material must be preceded or accompanied by a Class A, B, and C share or Class I share prospectus for the fund being offered. The prospectuses contain information about the fund, including the investment objectives, risks, charges and expenses. To obtain an additional prospectus, contact your financial advisor or download one at vankampen.com. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the fund will achieve its investment objective. The fund is subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and, therefore, the value of the fund shares may be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

NOT FDIC INSURED	OFFER NO BANK GUARANTEE	MAY LOSE VALUE
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY		NOT A DEPOSIT

Performance Summary as of 2/28/09

	A Shares		B Shares		C Shares		I Shares
	since 10/2/78		since 7/2/92		since 7/6/93		since 3/23/05
		w/max		w/max		w/max
	w/o	4.75%	w/o	4.00%	w/o	1.00%	w/o
Average Annual	sales	sales	sales	sales	sales	sales	sales
Total Returns	charges	charges	charges	charges	charges	charges	charges

Since Inception	6.10%	5.93%	3.36%	3.36%	2.15%	2.15%	–2.46%

10-year	0.17	–0.31	–0.44	–0.44	–0.57	–0.57	—

5-year	–0.52	–1.48	–1.23	–1.44	–1.20	–1.20	—

1-year	–20.89	–24.64	–21.48	–24.37	–21.47	–22.19	–20.68

6-month	–18.83	–22.68	–19.13	–22.22	–19.09	–19.86	–18.72

30-Day SEC Yield	10.49%		10.12%		10.32%		11.28%

Past performance is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. As a result of recent market activity, current performance may vary from the figures shown. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in years one and two and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and ten year returns for Class B shares reflect the conversion of Class B shares into Class A shares eight years after purchase. Class I shares are available for purchase exclusively by investors through (i) tax-exempt retirement plans with assets of at least $1 million (including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase plans, defined benefit plans and non-qualified deferred compensation plans), (ii) fee-based investment programs with assets of at least $1 million, (iii) qualified state tuition plan (529 plan) accounts, (iv) institutional clients with assets of at least $1 million and (v) certain Van Kampen investment companies. Class I shares are offered without any sales charges on purchases or sales and do not include combined rule 12b-1 fees and service fees. Figures shown above assume reinvestment of all dividends and capital gains. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. Yields are subject to change. Periods of less than one year are not annualized.

The Lehman Brothers U.S. Corporate High Yield-2% Issuer Cap Index, which has been shown in the Fund’s previous shareholder reports and prospectuses, changed its name to Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index as of November 3, 2008. The Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index is an unmanaged, broad-based index that reflects the general performance of the U.S. dollar denominated, fixed-rate, non-investment grade, taxable corporate bond market. Issuers are capped at 2% of the index. Lipper High Current Yield Bond Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper High Current Yield Bond Funds Classification. There are currently 30 funds represented in this index. The indices are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

Fund Report
For the six-month period ended February 28, 2009

Market Conditions

The financial markets deteriorated considerably during the six-month reporting period, particularly in the first four months. In September, the credit crisis intensified following the government takeover of Fannie Mae and Freddie Mac and the bankruptcy of Lehman Brothers. Investor confidence plummeted and near-panic ensued as the credit markets seized. Fears of an economic recession exacerbated the crisis, further dampening sentiment. Investors shunned risky assets in a flight to quality which drove prices on all but high-quality Treasury securities markedly lower. Lower-rated, higher-yielding securities were particularly hard hit in the risk-averse environment. In fact, the high yield corporate sector turned in its worst quarterly performance on record in the last quarter of 2008, despite a rally in the second half of December. The high yield market continued to improve through mid-February 2009, then reversed course and declined again through month end.

Industry returns within high yield varied considerably, but for the overall six-month period, the top performing industries were finance companies and environmental, with positive returns of 2.8 percent and 1.2 percent, respectively, followed by supermarkets and health care, which returned -2.6 percent and -5.8 percent. The worst performing industries were gaming (down 44.7 percent), automobile related (down 43.2 percent), technology (down 38.5 percent) and building materials (down 38.2 percent).

Performance Analysis

All share classes of Van Kampen High Yield Fund outperformed the Barclays Capital U.S. Corporate High Yield-2% Issuer Cap Index (the “Index”) and the Lipper High Current Yield Bond Funds Index for the six months ended February 28, 2009, assuming no deduction of applicable sales charges.

Total returns for the six-month period ended February 28, 2009

				Barclays Capital
				U.S. Corporate
				High Yield-2%	Lipper High Current Yield
Class A	Class B	Class C	Class I	Issuer Cap Index	Bond Funds Index

–18.83%	–19.13%	–19.09%	–18.72%	–21.50%	–25.09%

The performance for the four share classes varies because each has different expenses. The Fund’s total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

We continued to position the Fund defensively, which was a primary contributor to performance. In particular, we focused on larger, more liquid companies and on less cyclical or economically-sensitive sectors of the market. This strategy was beneficial as these types of investments better weathered the economic downturn. We also maintained a higher average credit quality within the portfolio than that of the Index, which was advantageous given the outperformance of higher-rated securities within the high yield market for most of the period.

With regard to sector allocations, the Fund held an underweight versus the Index in the building materials sector. This positioning was additive to relative returns as the sector was one of the poorer performers for the period. An overweight to the health care sector, which performed relatively well, was also advantageous.

Conversely, the Fund’s overweight allocation to the gaming sector early in the reporting period was a detractor from relative performance as this was the worst-performing sector of the high yield market for the six-month reporting period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

Ratings Allocation as of 2/28/09 (Unaudited)

BBB/Baa	2.5%
BB/Ba	49.9
B/B	35.8
CCC/Caa	8.4
CC/Ca	0.5
C/C	0.9
Non-Rated	2.0

Summary of Investments by Industry Classification as of 2/28/09 (Unaudited)

Energy	13.3%
Health Care	11.7
Utility	9.4
Telecommunications	8.6
Cable	6.6
Gaming & Leisure	4.5
Forest Products	4.4
Chemicals	3.7
Information Technology	3.5
Food & Tobacco	3.4
Food & Drug	3.2
Aerospace	2.7
Wireless Communications	2.0
Retail	2.0
Services	1.9
Financial	1.8
Manufacturing	1.8
Transportation	1.8
Housing	1.4
Broadcasting	1.3
Metals	0.7
Consumer Products	0.7
Casinos & Gaming	0.6
Diversified Media	0.2
Pipelines	0.1
Sovereigns	0.0 *

Total Long-Term Investments	91.3
Total Repurchase Agreements	6.9

Total Investments	98.2
Other Assets in Excess of Liabilities	1.8

Net Assets	100.0%

*	Amount is less than 0.1%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Ratings allocations are as a percentage of debt obligations. Industry allocations are as a percentage of net assets. Van Kampen is a wholly owned subsidiary of a global securities firm engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services. Ratings allocations based upon ratings as issued by Standard and Poor’s and Moody’s, respectively.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund’s fiscal quarter filings by contacting Van Kampen Client Relations at (800) 847-2424.

Householding Notice

To reduce Fund expenses, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The Fund’s prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at P.O. Box 219286, Kansas City, MO 64121-9286. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charges on redemptions of Class B and C Shares; and redemption fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 9/1/08 - 2/28/09.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*

	9/1/08	2/28/09	9/1/08-2/28/09

Class A
Actual	$1,000.00	$811.68	$4.67
Hypothetical	1,000.00	1,019.64	5.21
(5% annual return before expenses)

Class B
Actual	1,000.00	808.67	8.12
Hypothetical	1,000.00	1,015.82	9.05
(5% annual return before expenses)

Class C
Actual	1,000.00	809.08	8.07
Hypothetical	1,000.00	1,015.87	9.00
(5% annual return before expenses)

Class I
Actual	1,000.00	812.78	3.55
Hypothetical	1,000.00	1,020.88	3.96
(5% annual return before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.04%, 1.81%, 1.80% and 0.79% for Class A, B, C and I Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Corporate Bonds 91.2% Aerospace 2.7%
$8,805	Bombardier, Inc. (Canada) (a)	6.300%	05/01/14	$5,943,375
1,810	Hexcel Corp.	6.750	02/01/15	1,592,800
1,365	L-3 Communications Corp.	5.875	01/15/15	1,266,037
1,000	TransDigm, Inc.	7.750	07/15/14	925,000

				9,727,212

	Broadcasting 1.3%
2,880	LIN Television Corp.	6.500	05/15/13	1,512,000
5,480	Univision Communications, Inc.	7.850	07/15/11	3,151,000

				4,663,000

	Cable 6.6%
2,544	CCH I LLC	11.000	10/01/15	228,960
1,709	CCH II LLC	10.250	10/01/13	1,367,200
2,640	Charter Communications Operating LLC (a)	10.875	09/15/14	2,455,200
6,480	CSC Holdings, Inc. (a)	8.500	06/15/15	6,220,800
2,560	CSC Holdings, Inc. (a)	8.625	02/15/19	2,393,600
390	DirecTV Holdings LLC	6.375	06/15/15	355,875
3,680	DirecTV Holdings LLC	7.625	05/15/16	3,551,200
3,265	Echostar DBS Corp.	6.375	10/01/11	3,126,238
550	Echostar DBS Corp.	6.625	10/01/14	496,375
655	NTL Cable PLC (United Kingdom)	8.750	04/15/14	591,956
3,135	NTL Cable PLC (United Kingdom)	9.125	08/15/16	2,770,556

				23,557,960

	Casinos & Gaming 0.6%
2,400	Scientific Games Corp.	6.250	12/15/12	2,178,000

	Chemicals 3.7%
650	Airgas, Inc. (a)	7.125	10/01/18	619,125
3,280	Berry Plastics Holding Corp.	8.875	09/15/14	1,968,000
1,945	Innophos Holdings, Inc. (a)	9.500	04/15/12	1,410,125
2,445	Innophos, Inc.	8.875	08/15/14	1,956,000
1,730	Koppers, Inc.	9.875	10/15/13	1,626,200
1,795	Nalco Co.	7.750	11/15/11	1,786,025
3,045	Terra Capital, Inc.	7.000	02/01/17	2,786,175
1,570	Westlake Chemical Corp.	6.625	01/15/16	949,850

				13,101,500

	Consumer Products 0.7%
1,070	Hanson PLC (United Kingdom)	7.875	09/27/10	702,037
2,340	Oxford Industrials, Inc.	8.875	06/01/11	1,743,300

				2,445,337

	Diversified Media 0.2%
3,587	Dex Media West/Finance Corp., LLC, Ser B	9.875	08/15/13	555,985
9,115	Idearc, Inc.	8.000	11/15/16	182,300

				738,285

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Energy 13.3%
$4,700	Chaparral Energy, Inc.	8.500%	12/01/15	$1,128,000
705	Chaparral Energy, Inc.	8.875	02/01/17	172,725
1,475	Chesapeake Energy Corp.	6.375	06/15/15	1,213,187
1,650	Chesapeake Energy Corp.	6.500	08/15/17	1,307,625
830	Chesapeake Energy Corp.	7.500	09/15/13	744,925
1,125	Chesapeake Energy Corp.	9.500	02/15/15	1,051,875
960	Cimarex Energy Co.	7.125	05/01/17	792,000
2,220	Compagnie Generale de Geophysique SA (France)	7.500	05/15/15	1,748,250
1,157	El Paso Corp.	6.875	06/15/14	1,028,365
2,100	Forest Oil Corp.	7.250	06/15/19	1,690,500
2,200	Forest Oil Corp.	7.750	05/01/14	1,969,000
3,855	Hilcorp Energy/Finance Corp. (a)	7.750	11/01/15	2,968,350
1,925	Key Energy Services, Inc.	8.375	12/01/14	1,260,875
4,785	Kinder Morgan Finance Co. (Canada)	5.700	01/05/16	4,186,875
4,740	Massey Energy Co.	6.875	12/15/13	4,194,900
3,155	Newfield Exploration Co.	6.625	09/01/14	2,823,725
690	Newfield Exploration Co.	7.125	05/15/18	610,650
500	NRG Energy, Inc.	7.375	02/01/16	462,500
2,635	OPTI Canada, Inc. (Canada)	8.250	12/15/14	909,075
800	Orion Power Holdings, Inc.	12.000	05/01/10	825,000
3,450	Pacific Energy Partners LP	7.125	06/15/14	3,182,939
3,090	PetroHawk Energy Corp. (a)	10.500	08/01/14	3,059,100
3,555	Plains Exploration & Production Co.	7.625	06/01/18	3,110,625
1,285	Plains Exploration & Production Co.	7.750	06/15/15	1,182,200
2,820	SandRidge Energy, Inc. (Senior Unsecured Term Loan) (b)	8.625	04/01/15	1,896,450
2,260	Sonat, Inc.	7.625	07/15/11	2,172,183
3,610	Texas Competitive Electric Holdings Co. LLC, Ser A	10.250	11/01/15	1,841,100

				47,532,999

	Financial 1.7%
1,005	Fresenius US Finance II, Inc. (a)	9.000	07/15/15	1,050,225
3,642	GMAC LLC (a)	6.750	12/01/14	1,770,231
4,698	GMAC LLC (a)	6.875	09/15/11	3,059,958
435	Homer City Funding LLC	8.137	10/01/19	384,532
100	Two-Rock Pass Through Trust (Bermuda) (a) (c)	2.168	02/11/49	145

				6,265,091

	Food & Drug 3.2%
2,640	American Stores Co.	7.500	05/01/37	2,640,000
1,275	Axcan Intermediate Holdings, Inc.	12.750	03/01/16	1,169,813
2,976	Kroger Co. (a)	8.500	07/15/17	3,050,084
1,185	New Albertson’s, Inc.	7.500	02/15/11	1,176,112

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Food & Drug (Continued)
$2,345	SUPERVALU, Inc.	7.500%	05/15/12	$2,286,375
1,305	SUPERVALU, Inc.	7.500	11/15/14	1,272,375

				11,594,759

	Food & Tobacco 3.4%
2,250	Constellation Brands, Inc.	7.250	05/15/17	2,137,500
2,830	Michael Foods, Inc.	8.000	11/15/13	2,525,775
3,795	Pilgrim’s Pride Corp. (d)	7.625	05/01/15	1,859,550
2,930	Smithfield Foods, Inc.	7.000	08/01/11	2,226,800
3,355	Solo Cup Co.	8.500	02/15/14	2,314,950
1,020	Tyson Foods, Inc. (a) (h)	10.500	03/01/14	966,450

				12,031,025

	Forest Products 4.4%
1,065	Crown Americas LLC	7.625	11/15/13	1,075,650
5,080	Georgia-Pacific Corp. (a)	7.125	01/15/17	4,686,300
1,345	Graham Packaging Co., Inc.	8.500	10/15/12	1,049,100
1,415	Graham Packaging Co., Inc.	9.875	10/15/14	898,525
3,255	Graphic Packaging International, Inc.	9.500	08/15/13	2,441,250
3,375	NewPage Corp.	10.000	05/01/12	1,037,813
1,500	NewPage Corp.	12.000	05/01/13	217,500
3,325	Owens-Illinois, Inc.	7.500	05/15/10	3,391,500
1,085	P.H. Glatfelter Co.	7.125	05/01/16	916,825

				15,714,463

	Gaming & Leisure 4.5%
4,515	Harrah’s Operating Co., Inc. (a)	10.000	12/15/15	1,286,775
1,550	Host Marriott LP	6.375	03/15/15	1,123,750
2,685	Host Marriott LP, Ser J	7.125	11/01/13	2,141,287
3,785	Las Vegas Sands Corp.	6.375	02/15/15	1,570,775
8,425	MGM Mirage, Inc.	6.000	10/01/09	6,213,438
2,875	MGM Mirage, Inc. (a)	13.000	11/15/13	2,084,375
2,250	Mohegan Tribal Gaming Authority	6.375	07/15/09	1,777,500

				16,197,900

	Health Care 11.7%
3,280	Community Health Systems, Inc.	8.875	07/15/15	3,120,100
1,140	DaVita, Inc.	6.625	03/15/13	1,117,200
7,055	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	7,125,550
2,545	HCA, Inc.	5.750	03/15/14	1,806,950
5,070	HCA, Inc.	6.250	02/15/13	3,979,950
3,065	HCA, Inc.	9.125	11/15/14	2,881,100
2,960	Healthsouth Corp.	10.750	06/15/16	2,982,200
680	Invacare Corp.	9.750	02/15/15	642,600
3,370	National Mentor Holdings, Inc.	11.250	07/01/14	2,797,100
4,015	Omnicare, Inc.	6.750	12/15/13	3,754,025
750	Omnicare, Inc.	6.875	12/15/15	701,250
3,551	Select Medical Corp.	7.625	02/01/15	2,201,620
2,475	Select Medical Corp. (c)	8.834	09/15/15	1,311,750

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)	Description	Coupon	Maturity	Value

	Health Care (Continued)
$3,065	Sun Healthcare Group, Inc.	9.125%	04/15/15	$2,827,463
2,205	Tenet Healthcare Corp.	7.375	02/01/13	1,874,250
2,699	Warner Chilcott Corp.	8.750	02/01/15	2,550,555

				41,673,663

	Housing 1.4%
1,435	Interface, Inc.	10.375	02/01/10	1,341,725
3,365	Interface, Inc., Ser B	9.500	02/01/14	2,439,625
5,130	Nortek, Inc.	8.500	09/01/14	846,450
445	Pulte Homes, Inc.	6.375	05/15/33	260,325

				4,888,125

	Information Technology 3.5%
2,165	Flextronics International, Ltd. (Singapore)	6.500	05/15/13	1,921,437
525	Iron Mountain, Inc.	6.625	01/01/16	490,875
2,050	Iron Mountain, Inc.	7.750	01/15/15	2,044,875
2,885	Iron Mountain, Inc.	8.625	04/01/13	2,899,425
3,540	Sungard Data Systems, Inc.	9.125	08/15/13	3,026,700
785	Sungard Data Systems, Inc. (a)	10.625	05/15/15	667,250
2,275	Vangent, Inc.	9.625	02/15/15	1,450,313

				12,500,875

	Manufacturing 1.8%
1,295	Baldor Electric Co.	8.625	02/15/17	1,032,762
3,463	JohnsonDiversey, Inc., Ser B	9.625	05/15/12	2,908,920
3,055	RBS Global, Inc. & Rexnord Corp.	9.500	08/01/14	2,596,750

				6,538,432

	Metals 0.7%
1,340	Foundation PA Coal Co.	7.250	08/01/14	1,216,050
4,565	Novelis, Inc. (Canada)	7.250	02/15/15	1,449,388

				2,665,438

	Pipelines 0.1%
375	El Paso Corp.	12.000	12/12/13	399,375

	Retail 2.0%
3,350	Brown Shoe Co., Inc.	8.750	05/01/12	2,780,500
3,615	Phillips-Van Heusen Corp.	7.250	02/15/11	3,416,175
3,730	Rite Aid Corp.	8.625	03/01/15	895,200

				7,091,875

	Services 1.9%
995	AMC Entertainment, Inc., Ser B	8.625	08/15/12	965,150
370	Aramark Services, Inc.	8.500	02/01/15	338,550
2,220	Expedia, Inc. (a)	8.500	07/01/16	1,831,500
2,485	Ticketmaster Entertainment, Inc. (a)	10.750	07/28/16	1,801,625
2,425	United Rentals North America, Inc.	6.500	02/15/12	1,915,750

				6,852,575

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Par
Amount
(000)		Description	Coupon	Maturity	Value

		Telecommunications 8.6%
(EUR	) 4,000	Exodus Communications, Inc. (d) (e) (f) (g)	11.375%	07/15/08	$0
$5,495		Frontier Communications Corp.	9.000	08/15/31	4,038,825
11,570		Intelsat Corp. (a)	9.250	06/15/16	10,615,475
740		Nordic Telephone Co., Holdings (Denmark) (a)	8.875	05/01/16	677,100
7,250		Qwest Capital Funding, Inc.	7.250	02/15/11	6,941,875
2,110		Sprint Capital Corp.	6.900	05/01/19	1,373,665
1,970		Sprint Nextel Corp.	6.000	12/01/16	1,282,269
3,340		Wind Acquisition Finance SA (Luxembourg) (a)	10.750	12/01/15	3,365,050
1,410		Windstream Corp.	8.125	08/01/13	1,374,750
2,505		XM Satellite Radio Holdings, Inc. (a)	13.000	08/01/13	1,114,725

					30,783,734

		Transportation 1.8%
2,585		ArvinMeritor, Inc.	8.750	03/01/12	659,175
7,105		Ford Motor Credit Co.	7.250	10/25/11	3,853,340
2,720		General Motors Corp.	8.375	07/15/33	374,000
2,100		KAR Holdings, Inc.	8.750	05/01/14	945,000
1,790		Sonic Automotive, Inc., Ser B	8.625	08/15/13	563,850

					6,395,365

		Utility 9.4%
925		AES Corp.	7.750	03/01/14	834,812
5,000		AES Corp. (a)	8.000	06/01/20	4,175,000
2,498		AES Corp. (a)	8.750	05/15/13	2,435,550
2,295		Edison Mission Energy	7.750	06/15/16	2,099,925
4,070		Intergen NV (Netherlands) (a)	9.000	06/30/17	3,846,150
1,355		IPALCO Enterprises, Inc.	8.625	11/14/11	1,321,125
1,649		Midwest Generation LLC, Ser B	8.560	01/02/16	1,628,121
6,430		Mirant Americas Generation LLC	8.500	10/01/21	5,047,550
3,000		NRG Energy, Inc.	7.375	01/15/17	2,782,500
6,132		Ormat Funding Corp.	8.250	12/30/20	4,752,371
2,945		Reliant Energy, Inc.	7.875	06/15/17	2,157,213
190		Sierra Pacific Power Co., Ser H	6.250	04/15/12	192,340
4,625		Texas Competitive Electric Holdings Co., LLC, Ser B	10.250	11/01/15	2,358,750

					33,631,407

		Wireless Communications 2.0%
3,090		American Tower Corp.	7.125	10/15/12	3,097,725
3,085		American Tower Corp.	7.500	05/01/12	3,092,712
1,960		Nextel Communications, Inc., Ser E	6.875	10/31/13	931,459

					7,121,896

		Total Corporate Bonds 91.2%			326,290,291

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

Description	Value

Equities 0.1%
DecisionOne Corp. (19,895 Common Shares) (f) (g)	$0
HF Holdings, Inc. (36,820 Common Stock Warrants, expiring 09/27/09) (f) (g)	0
Hosiery Corp. of America, Inc., Class A (1,000 Common Shares) (f) (g)	0
Jazztel PLC (5,000 Common Stock Warrants, expiring 07/15/10) (United Kingdom) (a) (f) (g)	0
OpTel, Inc. (3,275 Common Shares) (a) (f) (g)	0
Preferred Blocker, Inc. (2,046 Preferred Shares) (a)	349,482
Ventelo, Inc. (73,021 Common Shares) (United Kingdom) (a) (f) (g)	0
VS Holdings, Inc. (946,962 Common Shares) (f) (g)	0

Total Equities 0.1%	349,482

Convertible Preferred Stocks 0.0%
Federal National Mortgage Association (8,275 Preferred Shares)	5,379

Total Long-Term Investments 91.3% (Cost $437,517,343)	326,645,152

Repurchase Agreements 6.9%
Banc of America Securities ($11,789,907 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.22%, dated 02/27/09, to be sold on 03/02/09 at $11,790,123)	11,789,907
Citigroup Global Markets, Inc. ($9,431,926 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.25%, dated 02/27/09, to be sold on 03/02/09 at $9,432,122)	9,431,926
Citigroup Global Markets, Inc. ($3,536,972 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.26%, dated 02/27/09, to be sold on 03/02/09 at $3,537,049)	3,536,972
State Street Bank & Trust Co. ($25,195 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 0.01%, dated 02/27/09, to be sold on 03/02/09 at $25,195)	25,195

Total Repurchase Agreements 6.9% (Cost $24,784,000)	24,784,000

Total Investments 98.2% (Cost $462,301,343)	351,429,152

Other Assets in Excess of Liabilities 1.8%	6,346,015

Net Assets 100.0%	$357,775,167

Percentages are calculated as a percentage of net assets.

(a)	144A-Private Placement security which is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

See Notes to Financial Statements

Van Kampen High Yield Fund
Portfolio of Investments  ■  February 28, 2009 (Unaudited)  continued

(b)	Payment-in-kind security

(c)	Floating Rate Coupon

(d)	Non-income producing as security is in default.

(e)	This borrower has filed for protection in federal bankruptcy court.

(f)	Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(g)	Security has been deemed illiquid.

(h)	Security purchased on a when-issued or delayed delivery basis.

Currency Abbreviations:

EUR—Euro

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements

Statement of Assets and Liabilities
February 28, 2009 (Unaudited)

Assets:
Total Investments (Cost $462,301,343)	$351,429,152
Cash	863
Receivables:
Interest	8,303,662
Investments Sold	5,167,383
Fund Shares Sold	1,661,048
Other	155,373

Total Assets	366,717,481

Liabilities:
Payables:
Investments Purchased	5,338,788
Fund Shares Repurchased	1,512,607
Income Distributions	629,961
Distributor and Affiliates	242,435
Investment Advisory Fee	116,741
Other	549,933
Trustees’ Deferred Compensation and Retirement Plans	274,954
Accrued Expenses	276,895

Total Liabilities	8,942,314

Net Assets	$357,775,167

Net Assets Consist of:
Capital (Par value of $0.01 per share with an unlimited number of shares authorized)	$1,076,071,281
Accumulated Undistributed Net Investment Income	(1,042,608)
Net Unrealized Depreciation	(110,874,847)
Accumulated Net Realized Loss	(606,378,659)

Net Assets	$357,775,167

Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $275,399,698 and 37,822,336 shares of beneficial interest issued and outstanding)	$7.28
Maximum sales charge (4.75%* of offering price)	0.36

Maximum offering price to public	$7.64

Class B Shares:
Net asset value and offering price per share (Based on net assets of $33,363,665 and 4,548,988 shares of beneficial interest issued and outstanding)	$7.33

Class C Shares:
Net asset value and offering price per share (Based on net assets of $29,591,519 and 4,099,453 shares of beneficial interest issued and outstanding)	$7.22

Class I Shares:
Net asset value and offering price per share (Based on net assets of $19,420,285 and 2,668,039 shares of beneficial interest issued and outstanding)	$7.28

*	On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements  continued

Statement of Operations
For the Six Months Ended February 28, 2009 (Unaudited)

Investment Income:
Interest	$20,174,879
Dividends	42,462
Other	70,357

Total Income	20,287,698

Expenses:
Investment Advisory Fee	756,444
Distribution (12b-1) and Service Fees
Class A	345,648
Class B	185,447
Class C	141,872
Transfer Agent Fees	428,017
Accounting and Administrative Expenses	63,666
Reports to Shareholders	45,359
Registration Fees	38,257
Custody	33,927
Professional Fees	33,220
Trustees’ Fees and Related Expenses	19,840
Other	13,100

Total Expenses	2,104,797
Less Credits Earned on Cash Balances	12,004

Net Expenses	2,092,793

Net Investment Income	$18,194,905

Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(92,344,562)
Futures	(2,363,889)
Foreign Currency Transactions	2,342,502
Swap	12,828,401

Net Realized Loss	(79,537,548)

Unrealized Appreciation/Depreciation:
Beginning of the Period	(86,036,384)

End of the Period:
Investments	(110,872,191)
Foreign Currency Translation	(2,656)

(110,874,847)

Net Unrealized Depreciation During the Period	(24,838,463)

Net Realized and Unrealized Loss	$(104,376,011)

Net Decrease in Net Assets From Operations	$(86,181,106)

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Statements  continued

Statements of Changes in Net Assets  (Unaudited)

	For The	For The
	Six Months Ended	Year Ended
	February 28, 2009	August 31, 2008

From Investment Activities:
Operations:
Net Investment Income	$18,194,905	$36,747,967
Net Realized Loss	(79,537,548)	(9,596,397)
Net Unrealized Depreciation During the Period	(24,838,463)	(36,782,982)

Change in Net Assets from Operations	(86,181,106)	(9,631,412)

Distributions from Net Investment Income:
Class A Shares	(14,275,705)	(28,945,682)
Class B Shares	(1,746,532)	(4,217,543)
Class C Shares	(1,362,958)	(2,455,754)
Class I Shares	(919,104)	(895,420)

Total Distributions	(18,304,299)	(36,514,399)

Net Change in Net Assets from Investment Activities	(104,485,405)	(46,145,811)

From Capital Transactions:
Proceeds from Shares Sold	56,010,125	113,813,744
Net Asset Value of Shares Issued Through Dividend Reinvestment	14,184,465	28,231,280
Cost of Shares Repurchased	(66,191,294)	(178,839,981)

Net Change in Net Assets from Capital Transactions	4,003,296	(36,794,957)

Total Decrease in Net Assets	(100,482,109)	(82,940,768)
Net Assets:
Beginning of the Period	458,257,276	541,198,044

End of the Period (Including accumulated undistributed net investment income of $(1,042,608) and $(933,214), respectively)	$357,775,167	$458,257,276

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Six Months
	Ended
	February 28,	Year Ended August 31,
Class A Shares	2009	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$9.45	$10.38	$10.47		$10.89		$10.92	$10.29

Net Investment Income	0.39 (a)	0.75 (a)	0.75	(a)	0.75	(a)	0.78	0.78
Net Realized and Unrealized Gain/Loss	(2.17)	(0.94)	(0.10)		(0.39)		(0.06)	0.63

Total from Investment Operations	(1.78)	(0.19)	0.65		0.36		0.72	1.41

Less:
Distributions from Net Investment Income	0.39	0.74	0.74		0.78		0.75	0.75
Return of Capital Distributions	-0-	-0-	-0-		-0-		-0-	0.03

Total Distributions	0.39	0.74	0.74		0.78		0.75	0.78

Net Asset Value, End of the Period	$7.28	$9.45	$10.38		$10.47		$10.89	$10.92

Total Return (b)	–18.83% *	–2.01%	6.23%		3.55%		6.89%	14.02%
Net Assets at End of the Period (In millions)	$275.4	$351.6	$425.4		$457.7		$532.0	$379.5
Ratio of Expenses to Average Net Assets (c)	1.04%	0.94%	0.92%		0.92%		1.06%	1.06%
Ratio of Net Investment Income to Average Net Assets	10.23%	7.39%	7.05%		7.04%		7.11%	7.45%
Portfolio Turnover	60% *	39%	42%		44%		84%	88%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Six Months
	Ended
	February 28,	Year Ended August 31,
Class B Shares	2009	2008	2007		2006		2005	2004

Net Asset Value, Beginning of the Period	$9.51	$10.44	$10.53		$10.95		$10.95	$10.32

Net Investment Income	0.36 (a)	0.68 (a)	0.68	(a)	0.66	(a)	0.75	0.69
Net Realized and Unrealized Gain/Loss	(2.18)	(0.95)	(0.11)		(0.39)		(0.06)	0.63

Total from Investment Operations	(1.82)	(0.27)	0.57		0.27		0.69	1.32

Less:
Distributions from Net Investment Income	0.36	0.66	0.66		0.69		0.69	0.66
Return of Capital Distributions	-0-	-0-	-0-		-0-		-0-	0.03

Total Distributions	0.36	0.66	0.66		0.69		0.69	0.69

Net Asset Value, End of the Period	$7.33	$9.51	$10.44		$10.53		$10.95	$10.95

Total Return (b)	–19.13% *	–2.74%	5.41%		2.75%		6.36%	12.79%
Net Assets at End of the Period (In millions)	$33.4	$50.5	$77.6		$115.8		$191.0	$160.7
Ratio of Expenses to Average Net Assets (c)	1.81%	1.70%	1.68%		1.68%		1.83%	1.82%
Ratio of Net Investment Income to Average Net Assets	9.42%	6.63%	6.32%		6.28%		6.33%	6.70%
Portfolio Turnover	60% *	39%	42%		44%		84%	88%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within the first and second year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Six Months
	Ended
	February 28,	Year Ended August 31,
Class C Shares	2009	2008	2007		2006		2005		2004

Net Asset Value, Beginning of the Period	$9.37	$10.30	$10.38		$10.80		$10.83		$10.23

Net Investment Income	0.36 (a)	0.66 (a)	0.66	(a)	0.66	(a)	0.75		0.69
Net Realized and Unrealized Gain/Loss	(2.15)	(0.92)	(0.08)		(0.36)		(0.09)		0.60

Total from Investment Operations	(1.79)	(0.26)	0.58		0.30		0.66		1.29

Less:
Distributions from Net Investment Income	0.36	0.67	0.66		0.72		0.69		0.66
Return of Capital Distributions	-0-	-0-	-0-		-0-		-0-		0.03

Total Distributions	0.36	0.67	0.66		0.72		0.69		0.69

Net Asset Value, End of the Period	$7.22	$9.37	$10.30		$10.38		$10.80		$10.83

Total Return (b)	–19.09% *	–2.77%	5.59%		2.83%	(d)	6.17%	(d)	12.98%	(d)
Net Assets at End of the Period (In millions)	$29.6	$36.2	$32.1		$43.6		$54.5		$41.4
Ratio of Expenses to Average Net Assets (c)	1.80%	1.69%	1.68%		1.64%	(d)	1.82%	(d)	1.81%	(d)
Ratio of Net Investment Income to Average Net Assets	9.51%	6.65%	6.26%		6.32%	(d)	6.34%	(d)	6.71%	(d)
Portfolio Turnover	60% *	39%	42%		44%		84%		88%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

(d)	The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 7).

See Notes to Financial Statements

Van Kampen High Yield Fund
Financial Highlights  (Unaudited)  continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

All share amounts and net asset values have been adjusted as a result of the 1-for-3 reverse share split on September 5, 2006.

	Six Months						March 23, 2005
	Ended						(Commencement
	February 28,	Year Ended August 31,					of Operations) to
Class I Shares	2009	2008	2007		2006		August 31, 2005

Net Asset Value, Beginning of the Period	$9.45	$10.38	$10.47		$10.89		$10.95

Net Investment Income	0.40 (a)	0.76 (a)	0.71	(a)	0.78	(a)	0.36
Net Realized and Unrealized Loss	(2.17)	(0.92)	(0.04)		(0.39)		(0.06)

Total from Investment Operations	(1.77)	(0.16)	0.67		0.39		0.30
Less Distributions from Net Investment Income	0.40	0.77	0.76		0.81		0.36

Net Asset Value, End of the Period	$7.28	$9.45	$10.38		$10.47		$10.89

Total Return (b)	–18.72% *	–1.76%	6.49%		3.82%		2.69% *
Net Assets at End of the Period (In millions)	$19.4	$20.0	$6.0		$1.7		$23.3
Ratio of Expenses to Average Net Assets (c)	0.79%	0.68%	0.67%		0.63%		0.85%
Ratio of Net Investment Income to Average Net Assets	10.54%	7.67%	6.72%		7.37%		6.97%
Portfolio Turnover	60% *	39%	42%		44%		84%

*	Non-Annualized

(a)	Based on average shares outstanding.

(b)	Assumes reinvestment of all distributions for the period. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expense, the ratio would decrease by .01% for the years ended August 31, 2007 and 2006.

See Notes to Financial Statements

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)

1. Significant Accounting Policies
Van Kampen High Yield Fund (the “Fund”) is organized as a series of Van Kampen High Yield Fund, a Delaware statutory trust, and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the Fund’s primary investment objective. The fund commenced investment operations on October 2, 1978. The Fund offers Class A Shares, Class B Shares, Class C Shares and Class I Shares. Each class of shares differs by its initial sales load, contingent deferred sales charges, the allocation of class-specific expenses and voting rights on matters affecting a single class. On September 5, 2006, there was a 1-for-3 reverse share split for Class A Shares, Class B Shares, Class C Shares and Class I Shares.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. Security Valuation Fixed income investments and preferred stocks are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at their last sale price or the latest bid price (in the case of a foreign securities exchange) as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices. For those securities where quotations or prices are not readily available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances. Forward foreign currency contracts are valued using quoted foreign exchange rates. Swaps are valued using market quotations obtained from brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.
The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), effective September 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. FAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

Level 1—	quoted prices in active markets for identical investments
Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The following is a summary of the inputs used as of February 28, 2009 in valuing the Fund’s investments carried at value:

Investments in
Valuation Inputs	Securities

Level 1—Quoted Prices	$5,379
Level 2—Other Significant Observable Inputs	351,423,773
Level 3—Significant Unobservable Inputs	-0-

Total	$351,429,152

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in
Securities

Balance as of 8/31/08	$120,873
Accrued Discounts/Premiums	3,797,024
Realized Gain/Loss	(16,909,986)
Change in Unrealized Appreciation/Depreciation	13,106,491
Net Purchases/Sales	(114,402)
Net Transfers in and/or out of Level 3	-0-

Balance as of 2/28/09	$-0-
Net Change in Unrealized Appreciation/Depreciation from Investments still held as of 2/28/09	13,106,491

B. Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a “when issued” or “delayed delivery” basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

payment is made. At February 28, 2009, the Fund had $946,111 of when-issued or delayed delivery purchase commitments.
The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the “Adviser”) or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts on debt securities are accreted and premiums are amortized over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in terms of debt instruments. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D. Federal Income Taxes It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended August 31, 2008, remains subject to examination by taxing authorities.
The Fund intends to utilize provisions of federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. During the prior fiscal year, the fund utilized capital losses carried forward of $750,310. At August 31, 2008, the Fund had an accumulated

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

capital loss carryforward for tax purposes of $511,096,013 which will expire according to the following schedule:

Amount	Expiration

$51,935,293	August 31, 2009
138,518,165	August 31, 2010
165,406,856	August 31, 2011
117,018,188	August 31, 2012
32,804,299	August 31, 2013
5,413,212	August 31, 2014

Due to a merger with another regulated investment company, a portion of the capital loss carryforward referred to above may be limited due to Internal Revenue Code Section 382.
At February 28, 2009, the cost and related gross unrealized appreciation and depreciation were as follows:

Cost of investments for tax purposes	$463,734,803

Gross tax unrealized appreciation	$7,552,126
Gross tax unrealized depreciation	(119,857,777)

Net tax unrealized depreciation on investments	$(112,305,651)

E. Distribution of Income and Gains The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed at least annually. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income for tax purposes.
The tax character of distributions paid during the year ended August 31, 2008 was as follows:

Distributions paid from:
Ordinary income	$36,590,607
Long-term capital gain	-0-

$36,590,607

As of August 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,470,824
Undistributed long-term capital gain	-0-

Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of the deferral of losses relating to wash sales transactions.

F. Credits Earned on Cash Balances During the six months ended February 28, 2009, the Fund’s custody fee was reduced by $12,004 as a result of credits earned on cash balances.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

G. Foreign Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Realized gain and loss on foreign currency transactions on the Statement of Operations includes the net realized amount from the sale of foreign currency, the amount realized between trade date and settlement date on securities transactions and the foreign currency portion of gains and losses on the sale of securities. Income and expenses are translated at rates prevailing when accrued.

2. Investment Advisory Agreement and Other Transactions with Affiliates
Under the terms of the Fund’s Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum

First $500 million	.420%
Next $250 million	.345%
Next $250 million	.295%
Next $1 billion	.270%
Next $1 billion	.245%
Over $3 billion	.220%

For the six months ended February 28, 2009, the Fund recognized expenses of approximately $6,400 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a trustee of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.
Under separate Accounting Services and Chief Compliance Officer (CCO) Employment agreements, the Adviser provides accounting services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the six months ended February 28, 2009, the Fund recognized expenses of approximately $25,100 representing Van Kampen Investments Inc.’s or its affiliates’ (collectively “Van Kampen”) cost of providing accounting services to the Fund, as well as the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of “Accounting and Administrative Expenses” on the Statement of Operations.
Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended February 28, 2009, the Fund recognized expenses of approximately $214,700 representing transfer agency fees paid to VKIS and its affiliates. Transfer agency fees are determined through negotiations with the Fund’s Board of Trustees.
Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are also officers of Van Kampen.
The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $149,900 are included in

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

“Other” assets on the Statement of Assets and Liabilities at February 28, 2009. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee’s years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.
For the six months ended February 28, 2009, Van Kampen, as Distributor for the Fund, received net commissions on sales of the Fund’s Class A Shares of approximately $33,900 and contingent deferred sales charge (CDSC) on redeemed shares of approximately $34,400. Sales charges do not represent expenses to the Fund.

3. Capital Transactions
For the six months ended February 28, 2009 and the year ended August 31, 2008, transactions were as follows:

	For The		For The
	Six Months Ended		Year Ended
	February 28, 2009		August 31, 2008
	Shares	Value	Shares	Value

Sales:
Class A	5,047,765	$38,034,055	6,336,181	$64,396,978
Class B	495,115	3,765,788	731,565	7,476,485
Class C	807,499	5,919,339	2,557,867	25,856,574
Class I	1,122,688	8,290,943	1,614,895	16,083,707

Total Sales	7,473,067	$56,010,125	11,240,508	$113,813,744

Dividend Reinvestment:
Class A	1,549,755	$11,570,600	2,270,340	$22,833,586
Class B	190,987	1,437,580	329,674	3,342,967
Class C	144,359	1,068,349	189,351	1,887,192
Class I	14,560	107,936	16,723	167,535

Total Dividend Reinvestment	1,899,661	$14,184,465	2,806,088	$28,231,280

Repurchases:
Class A	(5,978,230)	$(45,429,285)	(12,391,147)	$(125,353,397)
Class B	(1,442,991)	(11,042,951)	(3,193,879)	(32,472,091)
Class C	(716,635)	(5,429,318)	(2,004,379)	(20,034,624)
Class I	(584,779)	(4,289,740)	(98,345)	(979,869)

Total Repurchases	(8,722,635)	$(66,191,294)	(17,687,750)	$(178,839,981)

4. Redemption Fee
The Fund will assess a 2% redemption fee on the proceeds of Fund shares that were redeemed (either by sale or exchange) within 30 days of purchase. The redemption fee is paid directly to the Fund and allocated on a pro rata basis to each class of shares. For the six months ended February 28, 2009, the Fund received redemption fees of approximately $13,500 which are reported as part of “Cost of Shares Repurchased” on the Statement of Changes in Net Assets. The per share impact from redemption fees paid to the Fund was less than $0.01.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

5. Investment Transactions
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $203,694,079 and $210,491,578, respectively.

6. Derivative Financial Instruments
A derivative financial instrument in very general terms refers to a security whose value is “derived” from the value of an underlying asset, reference rate or index.
The Fund may use derivative instruments, to earn income, to facilitate portfolio management and to mitigate risks. All of the Fund’s holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is generally recognized.
Purchasing securities or foreign currency on a forward commitment basis involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. Selling securities or foreign currency on a forward commitment basis involves different risks and can result in losses more significant than those arising from the purchase of such securities. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Summarized below are the specific types of derivative financial instruments used by the Fund.

A. Forward Foreign Currency Contracts A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Upon the settlement of the contract, a realized gain or loss is recognized and is included as a component of realized gain/loss on forward foreign currency contracts. Risks may arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

B. Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in exchange traded futures contracts on U.S. Treasury securities for duration and risk management purposes and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, or with its custodian in an account in the broker’s name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

Transactions in futures contracts for the six months ended February 28, 2009 were as follows:

Contracts

Outstanding at August 31, 2008	1,198
Futures Opened	271
Futures Closed	(1,469)

Outstanding at February 28, 2009	-0-

C. Swaps The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (FSP FAS 133-1 and FIN 45-4), effective November 30, 2008. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives.
The Fund may enter into credit default swap contracts, a type of credit derivative, for hedging purposes or to gain exposure to a credit or index of credits in which the Fund may otherwise invest. A credit default swap is an agreement between two parties to exchange the credit risk of an issuer or index of issuers. A buyer of a credit default swap is said to buy protection by paying periodic fees in return for a contingent payment from the seller if the issuer has a credit event such as bankruptcy, a failure to pay outstanding obligations or deteriorating credit while the swap is outstanding. A seller of a credit default swap is said to sell protection and thus collects the periodic fees and profits if the credit of the issuer remains stable or improves while the swap is outstanding. The seller in a credit default swap contract would be required to pay an agreed-upon amount, to the buyer in the event of an adverse credit event of the issuer. This agreed-upon amount approximates the notional amount of the swap as disclosed in the table following the Portfolio of Investments and is estimated to be the maximum potential future payment that the seller could be required to make under the credit default swap contract. In the event of an adverse credit event, the seller generally does not have any contractual remedies against the issuer or any other third party. However, if a physical settlement is elected, the seller would receive the defaulted credit and, as a result, become a creditor of the issuer.
The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.
The Fund accrues for the periodic fees on credit default swaps on a daily basis with the net amount accrued recorded within unrealized appreciation/ depreciation of swap contracts. Upon cash settlement of the periodic fees, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Net unrealized gains are recorded as an asset or net unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of the swap contracts is reported as unrealized gains or losses on the Statement of Operations. Payments received or made upon entering into a credit default swap contract, if any, are recorded as realized gain or loss on the Statement of Operations upon

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

termination or maturity of the swap. Credit default swaps may involve greater risks than if a Fund had invested in the issuer directly. Credit default swaps are subject to general market risk, counterparty risk and credit risk.
The Fund may also enter into interest rate swaps primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps are contractual agreements to exchange periodic interest payment streams calculated on a predetermined notional principal amount. Interest rate swaps generally involve one party paying a fixed interest rate and the other party paying a variable rate. The Fund will usually enter into interest rate swaps on a net basis, i.e, the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund accrues the net amount with respect to each interest rate swap on a daily basis. This net amount is recorded within unrealized appreciation/depreciation on swap contracts. Upon cash settlement of the periodic payments, the net amount is recorded as realized gain/loss on swap contracts on the Statement of Operations. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.
Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to the risk of default or non-performance by the counterparty. If there is a default by the counterparty to a swap agreement, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Counterparties are required to pledge collateral daily (based on the valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

7. Distribution and Service Plans
Shares of the Fund are distributed by Van Kampen Funds Inc. (the “Distributor”), an affiliate of the Adviser. The Fund has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, and a service plan (collectively, the “Plans”) for Class A Shares, Class B Shares and Class C Shares to compensate the Distributor for the sale, distribution, shareholder servicing and maintenance of shareholder accounts for these shares. Under the Plans, the Fund will incur annual fees of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets. These fees are accrued daily and paid to the Distributor monthly.
The amount of distribution expenses incurred by the Distributor and not yet reimbursed (“unreimbursed receivable”) was approximately $787,000 and $11,200 for Class B and Class C

Van Kampen High Yield Fund
Notes to Financial Statements  ■  February 28, 2009 (Unaudited)  continued

Shares, respectively. These amounts may be recovered for future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, the distribution fee is reduced.

8. Indemnifications
The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

9. Accounting Pronouncement
On March 19, 2008, Financial Accounting Standards Board released Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (FAS 161). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years and interim periods beginning after November 15, 2008. At this time, management does not believe the adoption of FAS 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Van Kampen High Yield Fund
Board of Trustees, Officers and Important Addresses

Board of Trustees
David C. Arch
Jerry D. Choate
Rod Dammeyer
Linda Hutton Heagy
R. Craig Kennedy
Howard J Kerr
Jack E. Nelson
Hugo F. Sonnenschein
Wayne W. Whalen* – Chairman
Suzanne H. Woolsey

Officers
Edward C. Wood III
President and Principal Executive Officer
Kevin Klingert
Vice President
Stefanie V. Chang Yu
Vice President and Secretary
John L. Sullivan
Chief Compliance Officer
Stuart N. Schuldt
Chief Financial Officer and Treasurer
Investment Adviser
Van Kampen Asset Management
522 Fifth Avenue
New York, New York 10036

Distributor
Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036

Shareholder Servicing Agent
Van Kampen Investor Services Inc.
P.O. Box 219286
Kansas City, Missouri 64121-9286

Custodian
State Street Bank
and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

*	“Interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

This Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Van Kampen companies (“affiliated companies”). It also discloses how you may limit our affiliates’ use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies and from third parties and other sources. For example:

•	We collect information such as your name, address, e-mail address, phone number and account title.

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Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

•	We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•	We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•	We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•	If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of ”cookies.” ”Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third

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Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit the Sharing of Certain Types of Personal Information With Affiliated Companies?

We respect your privacy and offer you choices as to whether we share with affiliated companies personal information that was collected to determine your eligibility for products and services you request (“eligibility information”). Please note that, even if you direct us not to share eligibility information with affiliated companies (“opt-out”), we may still share personal information, including eligibility information, with those companies in circumstances excluded from the opt-out under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Types of Personal Information by Affiliated Companies for Marketing?

You may limit affiliated companies from marketing their products or services to you based on your personal information that they receive from affiliated companies. This information includes your income, assets and account history. Your choice to limit marketing offers from affiliated companies will apply until you tell us to change your choice.

(continued on next page)

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to opt-out of sharing and to limit marketing offers, you may do so by:

•	Calling us at (800) 847-2424 Monday-Friday between 8 a.m. and 8 p.m. (ET)

•	Writing to us at the following address: Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

If you choose to write to us, your written request should include your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party.

If you have previously notified us about your privacy preferences, it is not necessary to do so again unless you decide to change your preferences. Your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise in writing. If you have a joint account, your direction for us not to share this information with other affiliated companies and for those affiliated companies not to use your personal information for marketing will be applied to all account holders on that account.

Please understand that if you opt-out, you and any joint account holders may not receive information about affiliated company products and services that could help you manage your financial resources and achieve your investment objectives.

If you hold more than one account with Van Kampen, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information (“opt-in”).

(continued on back)

Van Kampen High Yield Fund
An Important Notice Concerning Our
U.S. Privacy Policy  continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Van Kampen Privacy Department Harborside Financial Center, Plaza Two, 3rd Floor Jersey City, NJ 07311

Your authorization should include your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Van Kampen Funds Inc.
522 Fifth Avenue
New York, New York 10036
www.vankampen.com

Copyright ©2009 Van Kampen Funds Inc.
All rights reserved. Member FINRA/SIPC

28, 128, 228, 628
HYISAN 4/09
IU09-01686P-Y02/09

Item 2. Code of Ethics.
Not applicable for semi-annual reports.
Item 3. Audit Committee Financial Expert.
Not applicable for semi-annual reports.
Item 4. Principal Accountant Fees and Services.
Not applicable for semi-annual reports.
Item 5. Audit Committee of Listed Registrants.
Not applicable for semi-annual reports.
Item 6. Schedule of Investments.
(a) Please refer to Item #1.
(b) Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11. Controls and Procedures
(a) The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSRS was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.
(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(1) Code of Ethics – Not applicable for semi-annual reports.
(2)(a) A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.
(2)(b) A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Van Kampen High Yield Fund
By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:   April 16, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Edward C. Wood III
Name:	Edward C. Wood III
Title:	Principal Executive Officer
Date:   April 16, 2009

By:	/s/ Stuart N. Schuldt
Name:	Stuart N. Schuldt
Title:	Principal Financial Officer
Date:   April 16, 2009